UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washing, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              URANIUM ENERGY CORP.
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             (Exact name or registrant as specified in its charter)


              Nevada                                         98-0399476
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   (State of incorporation or                            (I.R.S. Employer
          organization                                  Identification No.)

            Austin Center, 701 Brazos, Suite 500, Austin Texas 78701
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                   (Address of principal executive offices)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |_|.

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |X|.


Securities  Act  registration  statement file number to which this form relates:
333-127185


Securities to be registered pursuant to Section 12(b) of the Act: None


Securities to be registered pursuant to Section 12(g) of the Act: Common


Item 1. Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock contained in Amendment No. 3 to the Registrant's Registration Statement on Form SB-2, filed with the Commission on November 23, 2005 (Commission File Number 333-127185) is incorporated by reference herein.


Item 2.  Exhibits.

No exhibits have been filed as part of this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       URANIUM ENERGY CORP.
                                       ---------------------------
                                       (Registrant)


Date:  December 12, 2005               By: /s/ Amir Adnani
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                                               Amir Adnani
                                               Principal Executive Officer